EXHIBIT 10.16

                              NEWELL CO.

                    AMENDED 1993 STOCK OPTION PLAN

                         ---------------------


SECTION 1.     PURPOSE

     The purpose of the 1993 Stock Option Plan of Newell Co. (the "Plan") is to benefit Newell Co. (the "Company") and its Subsidiaries (as defined in Section 2) by recognizing the contributions made to the Company by officers and other key employees (including Directors of the Company who are also employees) of the Company and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Company over a period of years through receipt of options to acquire common stock of the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company ("Non-Employee Directors") to serve on the Board of Directors of the Company (the "Board") and to devote themselves to the future success of the Company by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire common stock of the Company.

     The Company may grant stock options which constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which do not constitute ISO ("NSOs") (ISOs and NSOs being hereinafter collectively referred to as "Options").

SECTION 2.     ELIGIBILITY

     Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Section 5 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees (including Directors of the Company who are also employees) (collectively referred to herein as "Key Employees") of the Company or any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Company or its

Subsidiaries (each such Director and Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee").

SECTION 3.     ADMINISTRATION

     3.1  THE COMMITTEE

          The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall be comprised of two (2) or more members of the Board. All members of the Committee shall satisfy the "disinterested" administration requirements set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation. If at any time any member of the Committee does not satisfy such disinterested administration requirements, no Options shall be granted under this Plan to any person until such time as all members of the Committee satisfy such requirements. No person who is an officer or employee of the Company or any Subsidiary shall be a member of the Committee.

     3.2  AUTHORITY OF THE COMMITTEE

          No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, including but not limited to Section 5, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option.

          The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

          No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Restated Certificate of Incorporation and By-Laws.

SECTION 4.     SHARES OF COMMON STOCK SUBJECT TO PLAN

     4.1 The total number of shares of common stock, par value $1.00 per share, and associated preferred stock purchase rights of the Company (the "Common Stock"), that may be issued and sold under the Plan shall initially be 4,000,000. The total number of shares of Common Stock that may be available for Options under the Plan shall be adjusted on January 1 of each calendar year, within the Applicable Period (as defined below), so that the total number of shares of Common Stock that may be issued and sold under the Plan as of January 1 of each calendar year within the Applicable Period shall be equal to five percent (5%) of the outstanding shares of Common Stock of the Company on such date; provided, however, that no such adjustment shall reduce the total number of shares of Common Stock that may be issued and sold under the Plan below 4,000,000. For purposes of the preceding sentence, Applicable Period shall be the ten-year period commencing on January 1, 1993 and ending on December 31, 2002. The aforementioned total number of shares of Common Stock shall be adjusted in accordance with the provisions of Section 4.2 hereof. Notwithstanding the foregoing, the total number of shares of Common Stock that may be subject to ISOs under the Plan shall be 4,000,000 shares of Common Stock, adjusted in accordance with the provisions of
Section 4.2 hereof. With respect to Options granted to Optionees who are not subject to Section 16 of the 1934 Act, the number of shares of Common Stock delivered by any such Optionee or withheld by the Company on behalf of any such Optionee pursuant to Sections 8.2 or 8.3 of the Plan shall once again be available for issuance pursuant to subsequent Options. Any shares of Common Stock subject to issuance upon exercise of Options but which are not issued because of a surrender (other than pursuant to Sections 8.2 or 8.3 of the Plan), forfeiture, expiration, termination or cancellation of any such Option, to the extent consistent with applicable law, rules and regulations, shall once again be available for issuance pursuant to subsequent Options.

     4.2 The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted, (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction, and (c) in the event of any other change in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

SECTION 5.     GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     5.1. GRANTS

          All grants of Options to Non-Employee Directors shall be automatic and non-discretionary. Grants of Options to Non-Employee Directors shall be made under both paragraph (a) and paragraph (b) of this Section 5.1 as set forth below.

          (a) Each individual who is a Non-Employee Director on the effective date of the Plan who was first elected to the Board after May 1, 1992 shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the effective date on the Plan. Each individual who is a Non-Employee Director (other than a Non-Employee Director who was previously an employee Director) on the effective date of the Plan who was first elected to the Board prior to May, 1992, shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the fifth anniversary of the date such Director was last granted a NSO under the Company's Amended and Restated 1984 Stock Option Plan. Each individual who becomes a Non-Employee Director (other than a Non-Employee Director who was previously an employee Director) after the effective date of the Plan shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. Each individual who is a Non-Employee Director on the effective date of the Plan and who was previously an employee Director shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the fifth anniversary of the date the Director was last granted an Option. Each individual who is an employee Director of the Company on the effective date of the Plan and who thereafter becomes a Non-Employee Director shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the fifth anniversary of the date the Director was last granted an Option. Thereafter, each Non-Employee Director who holds NSOs granted pursuant to this Section 5.1(a) shall be granted automatically an additional NSO to purchase 5,000 shares of Common Stock on the fifth anniversary of the date the Director was last granted an Option.

          (b) Each individual who is a Non-Employee Director on November 6, 1997 shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on November 6, 1997. Thereafter, each such Non-Employee Director shall be granted an additional NSO to purchase 5,000 shares of Common Stock on the fifth anniversary of the date the Director was last granted an Option pursuant to this paragraph 5.1(b). Each individual who becomes a Non-Employee Director after November 6, 1997 shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. Thereafter, each such Non-Employee Director shall be granted automatically an additional NSO to purchase 5,000 shares of Common Stock on the fifth anniversary of the date the Director was last granted an Option pursuant to this paragraph 5.1(b).

     5.2  EXERCISE PRICE AND PERIOD

          The per share Option exercise price of each such NSO granted to a Non-Employee Director shall be the "Fair Market Value," on the date on which the Option is granted, of the Common Stock subject to the Option. "Fair Market Value" shall mean the closing sales price of the Common Stock on the New York Stock Exchange Composite Tape (as reported in THE WALL STREET JOURNAL, Midwest Edition). Each such NSO shall become exercisable with respect to one-fifth of the total number of shares of Common Stock subject to the Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years. Each NSO shall expire on the date ten years after the date of grant.

SECTION 6.     GRANTS OF OPTIONS TO EMPLOYEES

     6.1  GRANT

          Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key
Employees of the Company or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs.

     6.2  OPTION AGREEMENT

          Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each

Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

     6.3  EXPIRATION

          Except to the extent otherwise provided in or pursuant to
Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     6.4  EXERCISE PERIOD

          Except to the extent otherwise provided in or pursuant to
Section 7, or in the proviso to this sentence, Options shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted to Key Employees under the Plan.

     6.5  REQUIRED TERMS AND CONDITIONS OF ISOS

          Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

          (a) Except as provided in Section 6.5(d), the per share exercise price of each ISO shall be the Fair Market
     Value of the shares of Common Stock on the date such ISO is granted.

          (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.5(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

          (c) As used in this Section 6, the words "parent" and "subsidiary" shall have the meanings given to them in
     Section 425(e) and 425(f) of the Code.

          (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of
     Section 422(b)(6) of the Code, (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

          (e) No ISOs may be granted under the Plan after February 9, 2003.

     6.6  REQUIRED TERMS AND CONDITIONS OF NSOS

          Each NSO granted to Key Employees shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rule: the per share exercise price of each NSO shall be the Fair Market Value of the shares of Common Stock on the date the NSO is granted; provided however, that in no event may the exercise price be less than the par value of the shares of Common Stock subject to such NSO.

SECTION 7.     EFFECT OF TERMINATION OF EMPLOYMENT

     7.1  TERMINATION GENERALLY

          Except as provided in Sections 7.2, 7.3 and 11, or by the Committee, in its sole discretion, any Option held by an Optionee whose employment with the Company and its Subsidiaries or during service on the Board is terminated for any reason, shall terminate on the date of termination of employment or service on the Board. The transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Optionee or by leave of absence authorized by the Company or a Subsidiary.

     7.2  DEATH AND DISABILITY

          In the event of the death or Disability (as defined below) of an Optionee during employment with the Company or any of its Subsidiaries or during service on the Board, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of (a) the first anniversary of the date of death or Disability and (b) the date that such Option expires in accordance with its terms. For purposes of this Section 7.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medical determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any Disability.

     7.3  RETIREMENT OF EMPLOYEES

          (a) KEY EMPLOYEES (OTHER THAN KEY EMPLOYEES WHO ARE ALSO DIRECTORS OF THE COMPANY). In the event the employment of a Key
Employee with the Company and/or its Subsidiaries (other than a Key Employee who is also a Director of the Company) shall be terminated by reason of Employee Retirement, all Options held by the Key Employee shall become fully exercisable. Each of the Options held by such a Key Employee shall expire on the earlier of (i) the first anniversary of the date of the Employee Retirement and (ii) the date that such Option expires in accordance with its terms. For purposes of this
Section 7.3, "Employee Retirement" shall mean retirement of a Key Employee at age 65. In the event the employment of a Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of a retirement that is not an Employee Retirement as herein defined, the Committee may, in its sole discretion, determine that the exercisability and exercise periods set forth in this Section 7.3(a) shall be applicable to Options held by such Key Employee.

          (b) NON-EMPLOYEE DIRECTORS. In the event the service of a Non-Employee Director on the Board shall be terminated by reason of the retirement of such Non-Employee Director of the Company in accordance with the Company's retirement policy for Directors, any Option or Options granted to such Non-Employee Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period.

          (c) KEY EMPLOYEES WHO ARE ALSO DIRECTORS. Section 7.3(b) shall be applicable to Options held by any Key Employee who is also a Director in the event the employment of such Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of Employee Retirement, so long as the service of such Key Employee on the Board continues after such Employee Retirement. Section 7.3(a)


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shall be applicable to Options held by any Key Employee who is also a
Director in the event the employment of such Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of Employee Retirement, if such Key Employee ceases to be a Director on the date of such Key Employee's Employee Retirement.

SECTION 8.     EXERCISE OF OPTIONS

     8.1. NOTICE

          A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

     8.2  EXERCISE PRICE

          Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option (a) in cash, (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board), (c) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price, (d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price, (e) in the case of a Key Employee, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or (f) by any combination of (a), (b),
(c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to Newell Co. In the case of payment pursuant to (b), (c) or (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In the case of an Optionee who is subject to Section 16 of the 1934 Act and who elects payment pursuant to (d) above, the election must be made in writing either (i) within the ten (10) business days beginning on the third business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth business day following such day, or (ii) at least six (6) months prior to the date of exercise of such Option. In lieu of a separate election governing each exercise of an Option, an Optionee


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may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. Section 220.3(e)(4) or other applicable provision of law.

     8.3  TAXES GENERALLY

          At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of the tax the Company or any subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

     8.4  PAYMENT OF TAXES

          At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option, the Optionee may satisfy this obligation in whole or in part by (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld, or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to (a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. The Committee may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries. In the case of an Optionee who is subject to
Section 16 of the 1934 Act, an election to withhold shares of Common Stock must be made in writing either (a) six months prior to the exercise date, (b) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary consolidated statements of revenue and income and ending on the twelfth business day following such date or
(c) more than six months and one day from the later of the date of the grant of the Option hereunder to such person or the date of the most recent transaction by such person which is treated as a purchase of the Common Stock of the Company pursuant to the 1934 Act and the rules and regulations thereunder, and which is not exempt from Section 16(b) of the 1934 Act. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.

SECTION 9.     TRANSFERABILITY OF OPTIONS

     No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.

SECTION 10.    RIGHTS AS STOCKHOLDER

     An Optionee or a transferee of an Optionee pursuant to Section 9 shall have no rights as a stockholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.

SECTION 11.    CHANGE IN CONTROL

     11.1 EFFECT OF CHANGE IN CONTROL

          Notwithstanding any of the provisions of the Plan or any Option Agreement evidencing Options granted hereunder, upon a Change in Control of the Company (as defined in Section 11.2) all outstanding Options shall become fully exercisable and all restrictions thereon shall terminate in order that Optionees may fully realize the benefits thereunder. Further, in addition to the Committee's authority set forth in Section 3, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Option, either at the time such Option is granted hereunder or any time thereafter, to take any one or more of the following actions: (a) provide for the purchase of any such Option, upon the Optionee's request, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Option been currently exercisable; (b) make such adjustment to any such Option then outstanding as the Committee deems appropriate to reflect such Change in Control; and (c) cause any such Option then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

     11.2 DEFINITION OF CHANGE IN CONTROL

          The term "Change in Control" shall mean the occurrence, at any time during the specified term of an Option granted under the Plan, of any of the following events:

          (a) The occurrence of any "Distribution Date," as such term is defined in Section 3 of the Rights Agreement between the Company and First Chicago Trust Company of New York dated October 20, 1988, as such may be amended from time to time;

          (b) The Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 50% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than the Acquiror or any corporation or other person controlling, controlled by or under common control with the Acquiror;

          (c) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 50% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than the Acquiror or any corporation or other person controlling, controlled by or under common control with the Acquiror; or

          (d)  The election to the Board, without the
     recommendation or approval of the incumbent Board, of the lesser of (i) three Directors or (ii) Directors constituting a majority of the number of Directors of the Company then in office.

SECTION 12.  POSTPONEMENT OF EXERCISE

     The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Commons Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

SECTION 13.    TERMINATION OR AMENDMENT OF PLAN

     The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company to the extent allowed by law; provided, however, that (a) no Plan amendment shall be effective until approved by the stockholders of the Company insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act, and (b) the provisions of the Plan applicable to Non-Employee Directors may not be amended more than once every six (6) months, except to comply with changes in the Code and the Employee Retirement Income Security Act, or the rules and regulations under each.

     The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

     No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.

     This Plan is intended to comply with all applicable requirements of Rule 16b-3 or its successors under the 1934 Act, insofar as participants subject to Section 16 of the 1934 Act are concerned. To the extent any provision of the Plan does not so comply, the provision shall, to the extent permitted by law and deemed advisable by the Committee, be deemed null and void with respect to such participants.

SECTION 14.    EFFECTIVE DATE

     The Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If the Plan is approved by the affirmative vote of a majority of the shares of the voting stock of the Company entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, it shall be deemed to have become effective as of February 9, 1993. Options may be granted under the Plan prior, but subject, to approval of the Plan by stockholders of the Company and, in each such case, the date of grant shall be determined without reference to the date of approval of the Plan by the stockholders of the Company.